                                                                 EXHIBIT e(1)(g)

                                AMENDMENT NO. [1]
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


         The Amended and Restated Master Distribution Agreement (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares as set forth on Schedule A to the Agreement, (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


AIM ADVISOR FUNDS

         AIM International Core Equity Fund -             Class A
                                                          Class C
                                                          Class R

         AIM Real Estate Fund -             Class A
                                            Class C
                                            Investor Class

AIM EQUITY FUNDS

         AIM Aggressive Growth Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Basic Value II Fund -          Class A
                                            Class C

         AIM Blue Chip Fund -           Class A
                                        Class C
                                        Class R
                                        Institutional Class
                                        Investor Class




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         AIM Capital Development Fund -             Class A
                                                    Class C
                                                    Class R
                                                    Institutional Class

         AIM Charter Fund -    Class A
                               Class C
                               Class R
                               Institutional Class

         AIM Constellation Fund -     Class A
                                      Class C
                                      Class R
                                      Institutional Class

         AIM Core Strategies Fund -   Class A
                                      Class C

         AIM Dent Demographic Trends Fund -   Class A
                                              Class C

         AIM Diversified Dividend Fund -   Class A
                                           Class C

         AIM Emerging Growth Fund -    Class A
                                       Class C

         AIM Large Cap Basic Value Fund -      Class A
                                               Class C
                                               Class R
                                               Investor Class

         AIM Large Cap Growth Fund -     Class A
                                         Class C
                                         Class R
                                         Investor Class

         AIM Mid Cap Growth Fund -    Class A
                                      Class C
                                      Class R

         AIM U.S. Growth Fund -    Class A
                                   Class C

         AIM Weingarten Fund -   Class A
                                 Class C
                                 Class R
                                 Institutional Class


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AIM FUNDS GROUP

         AIM Balanced Fund -    Class A
                                Class C
                                Class R
                                Institutional Class

         AIM Basic Balanced Fund -    Class A
                                      Class C

         AIM European Small Company Fund -       Class A
                                                 Class C

         AIM Global Utilities Fund -     Class A
                                         Class C

         AIM Global Value Fund -     Class A
                                     Class C

         AIM International Emerging Growth Fund -     Class A
                                                      Class C

         AIM Mid Cap Basic Value Fund -       Class A
                                              Class C

         AIM New Technology Fund -        Class A
                                          Class C

         AIM Premier Equity Fund -    Class A
                                      Class C
                                      Class R
                                      Institutional Class

         AIM Premier Equity II Fund - Class A
                                      Class C

         AIM Select Equity Fund -   Class A
                                    Class C

         AIM Small Cap Equity Fund -   Class A
                                       Class C
                                       Class R

AIM GROWTH SERIES
         AIM Basic Value Fund -    Class A
                                   Class C
                                   Class R
                                   Institutional Class

         AIM Mid Cap Core Equity Fund -    Class A
                                           Class C
                                           Class R
                                           Institutional Class


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         AIM Small Cap Growth Fund -         Class A
                                             Class C
                                             Class R
                                             Institutional Class

         AIM Global Trends Fund -       Class A
                                        Class C


AIM INTERNATIONAL FUNDS, INC.
         AIM Asia Pacific Growth Fund -       Class A
                                              Class C

         AIM European Growth Fund -      Class A
                                         Class C
                                         Class R
                                         Investor Class

         AIM Global Aggressive Growth Fund -     Class A
                                                 Class C

         AIM Global Growth Fund -      Class A
                                       Class C

         AIM International Growth Fund -   Class A
                                           Class C
                                           Class R
                                           Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
         AIM Asia Pacific Growth Fund -  Class A
                                         Class C

         AIM European Growth Fund -    Class A
                                       Class C
                                       Class R
                                       Investor Class

         AIM Global Aggressive Growth Fund -     Class A
                                                 Class C

         AIM Global Growth Fund -         Class A
                                          Class C

         AIM International Growth Fund -        Class A
                                                Class C
                                                Class R
                                                Institutional Class

         INVESCO European Fund -          Class A
                                          Class C
                                          Class K
                                          Investor Class

         INVESCO International Core Equity Fund -    Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

AIM INVESTMENT FUNDS
         AIM Developing Markets Fund -   Class A
                                         Class C

         AIM Global Financial Services Fund -     Class A
                                                  Class C

         AIM Global Health Care Fund -   Class A
                                         Class C

         AIM Global Energy Fund -      Class A
                                       Class C

         AIM Global Science and Technology Fund -       Class A
                                                        Class C

         AIM Libra Fund -    Class A
                             Class C

         AIM Trimark Endeavor Fund -       Class A
                                           Class C
                                           Class R
                                           Institutional Class

         AIM Trimark Fund -  Class A
                             Class C
                             Class R
                             Institutional Class

         AIM Trimark Small Companies Fund -        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT SECURITIES FUNDS

         AIM High Yield Fund -  Class A
                                Class C
                                Investor Class

         AIM Income Fund -   Class A
                             Class C
                             Class R
                             Investor Class

         AIM Intermediate Government Fund -    Class A
                                               Class C
                                               Class R
                                               Investor Class

         AIM Limited Maturity Treasury Fund -  Class A
                                               Class A3
                                               Institutional Class

         AIM Money Market Fund -   AIM Cash Reserve Shares
                                   Class C
                                   Class R
                                   Investor Class

         AIM Municipal Bond Fund - Class A
                                   Class C
                                   Investor Class

         AIM Short Term Bond Fund -   Class C

         AIM Total Return Bond Fund -   Class A
                                        Class C

         AIM International Core Equity Fund -      Class A
                                                   Class C
                                                   Class R

         AIM Real Estate Fund -     Class A
                                    Class C
                                    Investor Class

AIM SERIES TRUST
         AIM Global Trends Fund -   Class A
                                    Class C

AIM SPECIAL OPPORTUNITIES FUNDS
         AIM Opportunities I Fund -    Class A
                                       Class C

         AIM Opportunities II Fund -   Class A
                                       Class C

         AIM Opportunities III Fund -  Class A
                                       Class C

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AIM TAX-EXEMPT FUND

         AIM High Income Municipal Fund -        Class A
                                                 Class C

         AIM Tax-Exempt Cash Fund -       Class A
                                          Investor Class


         AIM Tax-Free Intermediate Fund -        Class A
                                                 Class A3"


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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  ___________, 2003

                                                  EACH FUND (LISTED ON SCHEDULE
                                                  A) ON BEHALF OF THE SHARES OF
                                                  EACH PORTFOLIO LISTED ON
                                                  SCHEDULE A


                                                  By:
                                                     ---------------------------
                                                     Mark H. Williamson
                                                     President



                                                  A I M DISTRIBUTORS, INC.


                                                  By:
                                                      --------------------------
                                                      Gene L. Needles
                                                      President